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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

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                                    FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): AUGUST 27, 1996
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                  FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
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              (Exact name of registrant as specified in charter)



   GEORGIA                     0-10853                 58-1458268
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(State or other            (Commission File                  (I.R.S. Employer
jurisdiction of                Number)                       Identification No.)
incorporation)


40 NORTH MAIN STREET, STATESBORO, GEORGIA                                30458
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(Address of principal executive offices                              (Zip Code)



Registrant's telephone number, including area code:              (912) 764-6611
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       (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OF ASSETS

         On August 27, 1996, FNB Bancshares, Inc. ("FNB") merged with and into First Banking Company of Southeast Georgia ("First Banking"). First Banking was the surviving corporation of the merger. Information regarding the terms of the merger is incorporated by reference herein as described in Item 7 below.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Financial Information

         The required financial information was previously reported in the Registration Statement on Form S-4 (Regis. No. 333-3679) filed by First Banking with respect to the merger and is incorporated herein by reference.

         Exhibits

         1       Merger Agreement dated March 13, 1996, between First Banking and FNB. (Incorporated herein by reference to the Registration Statement on Form S-4 (Regis. No. 333-3679) filed by First Banking with respect to the merger).





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf on September 18, 1996 by the undersigned duly authorized officer.



                             FIRST BANKING COMPANY OF SOUTHEAST GEORGIA



                             By:  /s/ James Eli Hodges
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                                      James Eli Hodges
                                      President










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